SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 23, 2006

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                        Commission File Number 001-16173

                             INTREPID HOLDINGS, INC.

        (Exact name of small business issuer as specified in its charter)

                    NEVADA                           88-0465858
        (State or other jurisdiction of           (I.R.S. Employer
         incorporation or organization)          Identification No.)

              3200 WILCREST AVE
                  SUITE 575
                HOUSTON, TEXAS                          77042
          (Address of principal                       (Zip Code)
             executive offices)

       Registrant's telephone number, including area code:  (713) 278-1990

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02:  DEPARTURE  OF  DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS;  APPOINTMENT  OF  PRINCIPAL  OFFICERS

     Intrepid Holdings, Inc. (the "Company") announced that Monice Hagler-Tate has been elected to serve as a director of Company effective as of April 1, 2006.

         Ms. Hagler-Tate was not selected pursuant to an agreement or understanding between the Company and any other person. During the two years immediately preceding Ms. Hagler-Tate's election, there has been no transaction or proposed transaction between the Company and Ms. Hagler-Tate or any member of Ms. Hagler-Tate's immediate family.


ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS


(A)     FINANCIAL STATEMENTS:

          None

(B)     PRO FORMA FINANCIAL INFORMATION:

          None.

(C)     EXHIBITS:

          None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Intrepid Holdings, Inc.

                                   By: /s/  Maurice  Stone
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                                       Maurice  Stone
                                       Chairman  of  the  Board
                                       Chief  Executive  Officer

Date:  April  4,  2006

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